SUPPLEMENT TO THE SWEEP CLASS PROSPECTUS,
SUMMARY PROSPECTUSES AND
STATEMENT OF ADDITIONAL INFORMATION
OF
WELLS FARGO MONEY MARKET FUNDS
For the Wells Fargo Government Money Market Fund
Wells Fargo Treasury Plus Money Market Fund
(each a “Fund”, together the “Funds”)

At a meeting held on November 21-22, 2019, the Board of Trustees of Wells Fargo Funds Trust unanimously approved the elimination of the Sweep Class shares of the Funds.

Effective at the close of business on November 22, 2019, the Sweep Class shares of the Funds are closed to investment. The elimination of the Sweep Class shares is expected to occur on or about November 29, 2019, upon the redemption in full of all assets in the Sweep Classes. After this date, all references to Sweep Class shares in the Funds’ prospectus and SAI will be removed.

November 22, 2019	MMW119/P1215S2